UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): December 1, 2003

                       Technology Investment Capital Corp.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                      333-109055                20-0118736
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



8 Sound Shore Drive, Suite 215, Greenwich, CT                      06830
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   203-661-3122
                                                  -------------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure.

The following press release was issued by Technology Investment Capital Corp. on December 1, 2003:

Technology Investment Capital Corp. Names Patrick Conroy as CFO

GREENWICH, Conn., Dec. 1 /PRNewswire-FirstCall/- - Technology Investment Capital Corp. (Nasdaq: TICC) announced today that Patrick F. Conroy has been appointed the company's Chief Financial Officer. Previously, Mr. Conroy was the Chief Financial Officer and a senior vice president of the New York Mercantile Exchange from 1993 to 2003, and prior to that was the senior vice president of finance for the American Stock Exchange. Mr. Conroy began his career at KPMG in New York, and is a certified public accountant. Mr. Conroy graduated summa cum laude from St. John's University with a degree in accounting.

Technology Investment Capital Corp. is a newly organized closed-end, non-diversified company that is a business development company under the Investment Company Act.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ from those projected in the forward-looking statements.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Technology Investment Capital Corp.
                                      -----------------------------------
                                                  (Registrant)


                                        /s/ Saul B. Rosenthal
                                     -------------------------------------------
                                                  (Signature)
Date:  December 1, 2003
                                     By: Saul B. Rosenthal

                                     Title: Chief Operating Officer, Treasurer
                                            and Secretary



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